Exhibit No. 2


                        RELEASE AND INDEMNIFICATION AGREEMENT


               AGREEMENT, dated as of September 27, 1994, by and among GIANT GROUP, LTD., a Delaware corporation ("GROUP"); KCC Delaware Company, a Delaware corporation ("KCC"); and Giant Cement Holding, Inc., a Delaware corporation ("GCHI").

                                     WITNESSETH:
                                     ----------

               WHEREAS, GROUP is the sole stockholder of KCC, and KCC is the sole stockholder of GCHI:

               WHEREAS, pursuant to a registration statement on Form S-1 (File No. 33-78260) (the "Registration Statement"), KCC is to sell all of the shares of GCHI capital stock owned by KCC, after which sale neither GROUP nor KCC would have any further interest in GCHI or the subsidiaries of GCHI;

               WHEREAS, as a condition to the closing (the "Closing") of the sale of the GCHI shares, KCC and GROUP desire to be released and indemnified from any and all claims which may be asserted against them after the Closing under or based upon environmental laws (as defined herein) solely by reason of having been the parent company of GCHI and its subsidiaries; and

               WHEREAS, in consideration of the Registration Statement and the sale of the shares thereunder, GCHI is willing to grant such release and indemnification to GROUP and KCC;

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

               1. Representation.  GROUP and KCC each represents and warrants to
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     GCHI that it is not aware of any pending or threatened claim against GCHI or its subsidiaries Giant Cement Company, Keystone Cement Company or Giant Resource Recovery Company, Inc. (collectively, the "Subsidiaries") by any governmental agency (whether federal, state or local) or by any private party except for any claim deriving from the matters disclosed in the section "Business-Legal Proceedings" and "Business-Environmental Matters" in the preliminary prospectus, dated August 31, 1994, to Amendment No. 4 to the Registration Statement. Nothing in this Agreement shall release or require indemnification by GCHI with respect to a claim which was known by KCC or GROUP in breach of this representation.

               2.  Release.  Upon the Closing, GCHI shall release and forever
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     discharge KCC and GROUP, and their respective officers, directors, employees and agents solely in such capacities with KCC and/or GROUP (collectively, the "Releasees"), from every claim, liability, demand, obligation, cost, expense, damage, action or cause of action (collectively, the "Claim") which GCHI or the Subsidiaries may have against any Releasee, whether known or unknown, direct or contingent, by reason of any matter, cause or thing whatsoever, from the beginning of time to the Closing, with respect to any matter or arising out of or alleging or based upon any federal, state or local law (including common law), regulation and ordinance relating to air and water quality, as well as to the handling, treatment and storage of and disposal of wastes (the "Environmental Laws") instituted by reason of KCC and/or GROUP having been the "parent company" or "controlling person" of GCHI or one of the Subsidiaries prior to the Closing; provided, however, that a Releasee shall not be released hereunder if the action or failure to act which gave rise to the Claim was caused by its or his gross negligence or willful misconduct.

               3. Indemnification.  At any time or from time to time after the
                  ----------------
     Closing, GCHI shall indemnify, defend and hold harmless KCC, GROUP and all other Releasees, as defined in Section 2 herein (the "Indemnitees") from and against all losses, claims, damages, costs, expenses (including attorneys' fees and disbursements), liabilities, judgments or amounts paid in investigation or settlement incurred by or asserted against any of the Indemnitees in an action or threatened action or investigation brought by any governmental agency or private party in connection with any matter or arising out of or alleging violations of or based upon Environmental Laws by reason of actions taken or should have been taken by GCHI or one of the Subsidiaries prior to the Closing and instituted against the Indemnitee by reason of KCC and/or GROUP having been the "parent company" or "controlling person" of GCHI or one of the Subsidiaries prior to the Closing; provided however, that an Indemnitee shall not be entitled to indemnification hereunder if the loss or damage which gave rise to the action or investigation was caused by its or his gross negligence or willful misconduct. An Indemnitee shall give prompt notice to GCHI upon having knowledge of any matter which may give rise to a claim for indemnification hereunder; provided, however, GCHI shall not be relieved of its obligations hereunder if such Indemnitee's failure to give notice to GCHI does not materially prejudice GCHI's rights with respect to the matter as to which indemnification may be sought. An Indemnitee shall have the right to settle any matter and be entitled to indemnification hereunder upon giving notice of such settlement to GCHI and obtaining its writtten consent, which consent shall not be unreasonably withheld.

               4.  Miscellaneous.
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          4.01  Entire Agreement.  This Agreement sets forth the entire
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     agreement among the parties hereto with respect to the matters herein, and cannot be amended, modified or terminated except by an agreement in writing executed by the parties hereto.

          4.02  Severability.  Should any provision of this Agreement be
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     declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby, and such illegal or invalid part, term or provision shall be deemed not to be part of this Agreement.

          4.03  Survival.  The obligations of GCHI in this Agreement shall
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     survive for the period of the respective statute of limitations under the applicable environmental laws.

          4.04  Governing Law.  This Agreement shall be governed by and
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     construed in accordance with the laws of the State of Delaware.

          4.05  Notices.  Any notice, request, demand or other communication
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     given under this Agreement must be in writing and shall be delivered personally or sent by facsimile, express mail or certified or registered mail, to the following addresses:

               To KCC or GROUP:  GIANT GROUP, LTD.
                                 150 El Camino
                                 Beverly Hills, California 90212
                                 Attn: Burt Sugarman, Chairman
                                 (310) 273-5249 (FAX)

               To GCHI:          Giant Cement Holding, Inc.
                                 P. O. Box 218
                                 Highway 453 and I-26
                                 Harleyville, S. C. 29448
                                 Attn: Terry L. Kinder, VP
                                 (803) 496-5071 (FAX)

     or to such other address as any party hereto may duly give to the others.

          4.06  Binding.  This Agreement shall be binding upon the parties
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     hereto, and their respective successors and assigns.

          4.07  Counterparts.  This Agreement may be executed in any number of
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     counterparts, each of which shall be deemed an original and all of which shall constitute a single document.


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               IN WITNESS WHEREOF, the parties hereto have executed this
     Agreement as of the day and year first above written.


                                        GIANT GROUP, LTD.


                                        By: /s/ David Gotterer
                                            ------------------
                                            David Gotterer,
                                            Vice Chairman

                                        KCC DELAWARE COMPANY


                                        By: /s/ Terry Kinder
                                            ------------------
                                            Terry L. Kinder,
                                            Vice President

                                        GIANT CEMENT HOLDING, INC


                                        By: /s/ Terry Kinder
                                            ------------------
                                            Terry L. Kinder,
                                            Vice President